Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2017
Text block1 [abstract]
Summary of Significant Accounting Policies
2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The principal accounting policies applied in the preparation of these consolidated financial statements are set out below. These policies have been consistently applied to all the years presented, unless otherwise stated.

2.1	Statement of Compliance

The financial statements have been prepared in accordance with all applicable International Financial Reporting Standards (“IFRSs”) issued by the International Accounting Standards Board (“IASB”), which collective term includes all applicable individual International Financial Reporting Standards, International Accounting Standards (“IASs”) and Interpretations issued by the IASB. These consolidated financial statements have been authorized for issue by the Company’s board of directors on March 15, 2018.

2.2	Basis of Preparation

The consolidated financial statements have been prepared under the historical cost convention, except that the following assets are stated at their fair value set out below:

•	Financial assets at fair value through other comprehensive income

•	Financial assets at fair value through profit and loss

(a)	Going Concern Assumption

As of December 31, 2017, current liabilities of the Group exceeded current assets by approximately RMB165.9 billion (2016: approximately RMB260.4 billion). Given the current global economic conditions and taking into account of the Group’s expected capital expenditure in the foreseeable future, management has comprehensively considered the Group’s available sources of funds as follows:

•	The Group’s continuous net cash inflows from operating activities;

•	Approximately RMB307.4 billion of revolving banking facilities and registered quota of corporate bonds, of which approximately RMB271.5 billion was unutilized as of December 31, 2017; and

•	Other available sources of financing from domestic banks and other financial institutions in view of the Group’s good credit history.

In addition, the Group believes it has the ability to raise funds from short, medium and long-term perspectives and maintain reasonable financing costs through appropriate financing portfolio.

Based on the above considerations, the Board of Directors is of the opinion that the Group has sufficient funds to meet its working capital requirements and debt obligations. As a result, the consolidated financial statements of the Group for the year ended December 31, 2017 have been prepared on a going concern basis.

(b)	Critical Accounting Estimates and Judgements

The preparation of the consolidated financial statements in conformity with IFRSs requires management to make judgements, estimates and assumptions that affect the application of policies and reported amounts of assets, liabilities, income and expenses. The estimates and associated assumptions are based on historical experience and various other factors that are believed to be reasonable under the circumstances, the results of which form the basis of making the judgements about carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates.

The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognized in the period in which the estimate is revised if the revision affects only that period, or in the period of the revision and future periods if the revision affects both current and future periods.

Judgements made by management in the application of IFRSs that have significant effect on the financial statements and major sources of estimation uncertainty are discussed in Note 4.

(c)	New Accounting Standards and Amendments

(i)	The IASB has issued a number of amendments to IFRSs that are first effective for the current accounting period of the Group. None of these impact on the accounting policies of the Group. However, additional disclosure has been included in Note 27(b) to satisfy the new disclosure requirements introduced by the amendments to IAS 7, Statement of cash flows: “Disclosure initiative”, which require entities to provide disclosures that enable users of financial statements to evaluate changes in liabilities arising from financing activities, including both changes arising from cash flows and non-cash changes.

(ii)	Up to the date of issue of these financial statements, the IASB issued certain amendments, new standards and interpretations which are not yet effective for the year ended December 31, 2017 and which have not been adopted in these financial statements except for IFRS 9 (2010), “Financial instruments” was early adopted by the Group on January 1, 2011. These include the following which may be relevant to the Group.

Effective for accounting periods beginning on or after
IFRS 9 (2014), “Financial instruments”	January 1, 2018
IFRS 15, “Revenue from contracts with customers”	January 1, 2018
Amendments to IFRS 2, Share- based payment “Classification and measurement of share-based payment transactions”	January 1, 2018
Amendments to IFRS 40, Investment property “Transfer of investment property”	January 1, 2018
IFRIC 22, “Foreign currency transaction and advance consideration”	January 1, 2018
Annual Improvements to IFRSs 2014-2016 Cycle	January 1, 2018
IFRS 16, “Leases”	January 1, 2019
IFRIC 23, “Uncertainty over income tax treatments”	January 1, 2019

The Group is required to adopt IFRS 9 (2014) and IFRS 15 from January 1, 2018 and the Group is currently finalizing its assessment of the impact of these new standards will have on its consolidated financial statements upon adoption. In addition, it is in the process of making an assessment of what the impact of other amendments, new standards and interpretations is expected to be in the period of initial application. So far the Group has identified the following aspects of the new standards which may have impact on the consolidated financial statements. The actual impacts upon the initial adoption of the standards may differ as the assessment to date is based on the information currently available to the Group, and further impacts may be identified before the Group publishes its interim financial report for the six months ending June 30, 2018. The Group may also change its accounting policy elections, including the transition options, until the standards are initially applied in that financial report.

IFRS 15, “Revenue from contracts with customers”

IFRS 15 establishes a comprehensive framework for determining whether, how much and when revenue is recognized. It replaces existing revenue recognition guidance, including IAS 18, “Revenue”, IAS 11, “Construction contracts” and IFRIC 13, “Customer Loyalty Programs”.

Under IFRS 15, an entity is required to identify the performance obligations in the contract, determine the transaction price of the contract and then allocate the transaction price to the performance obligations in the contract based on each performance obligation’s standalone price, and recognize revenue when the performance obligations are satisfied.

The Group has been assessing whether and how the new requirements will impact its accounting in different areas, including identification of the number and the nature of performance obligations for bundled sales transactions and sales incentive offers, determination of standalone price, price allocation method, contract modifications and cost capitalization. Based on the assessment completed to date, with the exception of the accounting for contract costs which is further explained below, the Group expects that the new requirements will not result in material adjustments on the opening balances at January 1, 2018 as the Group’s current accounting policy is generally consistent with the new requirements in material respects

Sales commission

IFRS 15 requires an entity to capitalize incremental costs of obtaining a contract with a customer – e.g. sales commissions, and amortize the capitalized costs on a systematic basis that is consistent with the pattern of transfer of the good or service to which the capitalized costs related.

This requirement will result in a change in the timing of expensing sales commission and similar costs incurred in obtaining contracts as under the Group’s current policy sales commissions are expensed when incurred. However, as allowed by IFRS 15, the Group will continue to expense the costs of obtaining contracts when incurred if the amortization period of those costs would be one year or less.

IFRS 15 allows for two transition methods, namely the full retrospective method and the cumulative effect transition method with the cumulative effect from initial application recognized as an adjustment to the opening balance of retained earnings at the date of initial application. The Group plans to elect to use the cumulative effect transition method for the adoption of IFRS 15 and will recognize the cumulative effect of initial application as an adjustment to the opening balance of equity at January 1, 2018. As allowed by IFRS 15, the Group plans to apply the new requirements only to contracts that are not completed before January 1, 2018.

Based on a preliminary assessment, upon the initial adoption of IFRS 15, this change in accounting policy will result in a recognition of contract asset of approximately RMB2 billion to RMB2.5 billion, with a corresponding after-tax increase to the opening balance of retained profits at January 1, 2018. The adoption will also result in additional disclosures around the nature and timing of the Group’s performance obligations, deferred revenue contract liabilities, deferred contract cost assets, as well as significant judgments and practical expedients used by the Group in applying the new revenue recognition model.

The Group has identified and is in the process of implementing changes to its systems and processes and internal control to meet the standard’s reporting and disclosure requirements.

IFRS 9 (2014), “Financial Instruments”

The Group has early adopted IFRS 9 (2010) in 2011 and will apply IFRS 9 (2014) on January 1, 2018. Compared with IFRS 9 (2010), IFRS 9 (2014) includes the new expected credit losses model for impairment of financial assets, the new general hedge accounting requirements and limited amendments to the classification and measurement of financial assets.

The new impairment model in IFRS 9 (2014) replaces the “incurred loss” model in IAS 39 with an “expected credit loss” model. Under the expected credit loss model, it will no longer be necessary for a loss event to occur before an impairment loss is recognized. Instead, an entity is required to recognize and measure either a 12-month expected credit loss or a lifetime expected credit loss, depending on the asset and the facts and circumstances. However, lifetime expected credit loss measurement always applies for trade receivables and contract assets without a significant financing component. The Group expects that the application of the expected credit loss model will result in earlier recognition of credit losses.

IFRS 9 (2014) is effective for annual periods beginning on or after January 1, 2018 on a retrospective basis. The Group plans to use the exemption from restating comparative information and will recognize any transition adjustments against the opening balance of equity at January 1, 2018. Based on a preliminary assessment, if the Group were to adopt the new impairment requirements at December 31, 2017, credit loss allowance at that date would increase by approximately RMB1 billion, compared with that recognized under IAS 39, with a corresponding after-tax decrease to the opening balance of retained profits at January 1, 2018.

The Group has identified and is in the process of implementing changes to its systems and processes and internal control to meet the standard’s reporting and disclosure requirements.

IFRS 16, “Leases”

As disclosed in Note 2.27, currently the Group classifies leases into finance leases and operating leases and accounts for the lease arrangements differently, depending on the classification of the lease. The Group enters into some leases as the lessor and others as the lessee.

IFRS 16 is not expected to impact significantly on the way that lessors account for their rights and obligations under a lease. However, once IFRS 16 is adopted, lessees will no longer distinguish between finance leases and operating leases. Instead, subject to practical expedients, lessees will account for all leases in a similar way to current finance lease accounting, i.e. at the commencement date of the lease the lessee will recognize and measure a lease liability at the present value of the minimum future lease payments and will recognize a corresponding “right-of-use” asset. After initial recognition of this asset and liability, the lessee will recognize interest expense accrued on the outstanding balance of the lease liability, and the depreciation of the right-of-use asset, instead of the current policy of recognizing rental expenses incurred under operating leases on a systematic basis over the lease term. As a practical expedient, the lessee can elect not to apply this accounting model to short-term leases (i.e. where the lease term is 12 months or less) and to leases of low-value assets, in which case the rental expenses would continue to be recognized on a systematic basis over the lease term.

IFRS 16 will primarily affect the Group’s accounting as a lessee of leases for properties, plant and equipment which are currently classified as operating leases. The application of the new accounting model is expected to lead to an increase in both assets and liabilities and to impact on the timing of the expense recognition in the statement of profit or loss over the period of the lease. The Group will need to perform a more detailed analysis to determine the amounts of new assets and liabilities arising from operating lease commitments on adoption of IFRS 16, after taking into account the applicability of the practical expedient and adjusting for any leases entered into or terminated between now and the adoption of IFRS 16 and the effects of discounting.

2.3	Subsidiaries and Non-Controlling Interests

Subsidiaries are entities controlled by the Group. The Group controls an entity when it is exposed, or has rights to variable returns from its involvement with the entity and has the ability to affect those returns through its power over the entity. When assessing whether the Group has power, only substantive rights (held by the Group and other parties) are considered.

An investment in a subsidiary is consolidated into the consolidated financial statements from the date that control commences until the date that control ceases. Intra-group balances, transactions and cash flows and any unrealized profits arising from intra-group transactions are eliminated in full in preparing the consolidated financial statements. Unrealized losses resulting from intra-group transactions are eliminated in the same way as unrealized gains but only to the extent that there is no evidence of impairment.

The Group adopted the purchase method of accounting to account for business combination of entities and businesses under common control before 2005. Under the purchase method of accounting in force at the date of the acquisition, the cost of an acquisition was measured at the fair value of the assets given, equity instruments issued and liabilities incurred or assumed at the date of exchange, plus costs directly attributable to the acquisition. Identifiable assets acquired and liabilities and contingent liabilities assumed were measured initially at their fair values at the acquisition date, irrespective of the extent of any non-controlling interest. The excess of the cost of acquisition over the fair value of the Group’s share of the identifiable net assets acquired was recorded as goodwill. If the cost of acquisition was less than the fair value of the Group’s share of the identifiable net assets of the subsidiary acquired, the difference was recognized directly in the statement of income.

Business combination of entity and business under common control of the Group after 2005 was accounted for using merger accounting. Upon the first adoption of IFRSs by the Group in 2008, the Group adopted the accounting policy to account for business combinations of entities and businesses under common control using the predecessor values method.

Non-controlling interests represent the equity in a subsidiary not attributable directly or indirectly to the Company, and in respect of which the Group has not agreed any additional terms with the holders of those interests which would result in the Group as a whole having a contractual obligation in respect of those interests that meets the definition of a financial liability. For each business combination, the Group can elect to measure any non-controlling interests either at fair value or at the non-controlling interests’ proportionate share of the subsidiary’s net identifiable assets.

Non-controlling interests are presented in the consolidated statement of financial position within equity, separately from equity attributable to the equity shareholders of the Company. Non-controlling interests in the results of the Group are presented on the face of the consolidated statement of income and the consolidated statement of comprehensive income as an allocation of the total profit or loss and total comprehensive income for the year between non-controlling interests and the equity shareholders of the Company. Loans from holders of non-controlling interests and other contractual obligations towards these holders are presented as financial liabilities in the consolidated statement of financial position in accordance with Note 2.19 depending on the nature of the liability.

Changes in the Group’s interests in a subsidiary that do not result in a loss of control are accounted for as equity transactions, whereby adjustments are made to the amounts of controlling and non-controlling interests within consolidated equity to reflect the change in relative interests, but no adjustments are made to goodwill and no gain or loss is recognized.

When the Group loses control of a subsidiary, it is accounted for as a disposal of the entire interest in that subsidiary, with a resulting gain or loss being recognized in profit or loss. Any interest retained in that former subsidiary at the date when control is lost is recognized at fair value and this amount is regarded as the fair value on initial recognition of a financial asset (see Note 2.11) or, when appropriate, the cost on initial recognition of an investment in an associate or joint venture (see Note 2.4).

In the Company’s statement of financial position, an investment in a subsidiary is stated at cost less impairment losses (see Note 2.12), unless the investment is classified as held for sale (or included in a disposal group that is classified as held for sale).

2.4	Associates and Joint Ventures

An associate is an entity in which the Group has significant influence, but not control or joint control, over its management, including participation in the financial and operating policy decisions.

A joint venture is an arrangement whereby the Group and other parties contractually agree to share control of the arrangement, and have rights to the net assets of the arrangement.

An investment in an associate or a joint venture is accounted for in the consolidated financial statements under the equity method, unless it is classified as held for sale (or included in a disposal group that is classified as held for sale). Under the equity method, the investment is initially recorded at cost, adjusted for any excess of the Group’s share of the acquisition-date fair values of the investee’s identifiable net assets over the cost of the investment (if any). Thereafter, the investment is adjusted for the post acquisition change in the Group’s share of the investee’s net assets and any impairment loss relating to the investment. The Group’s share of the post-acquisition post-tax results of the investees and any impairment losses for the year are recognized in the consolidated statement of income, whereas the Group’s share of the post-acquisition post-tax items of the investees’ other comprehensive income is recognized as other comprehensive income in the consolidated statement of comprehensive income.

When the Group’s share of losses exceeds its interest in the associate or the joint venture, the Group’s interest is reduced to nil and recognition of further losses is discontinued except to the extent that the Group has incurred legal or constructive obligations or made payments on behalf of the investee. For this purpose, the Group’s interest is the carrying amount of the investment under the equity method together with the Group’s long-term interests that in substance form part of the Group’s net investment in the associate or the joint venture.

Unrealized profits and losses resulting from transactions between the Group and its associates and joint venture are eliminated to the extent of the Group’s interest in the investee, except where unrealized losses provide evidence of an impairment of the asset transferred, in which case they are recognized immediately in profit or loss.

If an investment in an associate becomes an investment in a joint venture or vice versa, retained interest is not remeasured. Instead, the investment continues to be accounted for under the equity method.

In all other cases, when the Group ceases to have significant influence over an associate or joint control over a joint venture, it is accounted for as a disposal of the entire interest in that investee, with a resulting gain or loss being recognized in profit or loss. Any interest retained in that former investee at the date when significant influence or joint control is lost is recognized at fair value and this amount is regarded as the fair value on initial recognition of a financial asset.

2.5	Segment Reporting

Operating segments are reported in a manner consistent with the internal reporting provided to the Chief Operating Decision-Maker (“CODM”). The CODM, who is responsible for allocating resources and assessing performance of the operating segments regularly, has been identified as the Executive Directors of the Company that makes strategic decisions.

2.6	Foreign Currency Translation

(a)	Functional and presentation currency

Items included in the financial statements of each of the Group’s entities are measured using the currency of the primary economic environment in which the entities operate (“the functional currency”). The consolidated financial statements are presented in RMB, which is the Company’s functional and presentation currency.

For the convenience of the reader, the translation of RMB into United States dollars (“US$”) has been made at the rate of RMB6.5063 to US$1.00, representing the rate as certified by the H.10 weekly statistical release of Federal Reserve Board on December 29, 2017, as December 30, 2017 and December 31, 2017 were weekends. No representation is made that RMB amounts could have been, or could be, converted into US$ at that rate or at any other certain rate on December 31, 2017 or at any other date. The US$ convenience translation is not required under IFRS and all US$ convenience translation amounts in the accompanying consolidated financial statements are unaudited.

(b)	Transactions and balances

Foreign currency transactions are translated into the functional currency using the exchange rates prevailing at the dates of the transactions or valuation where items are re-measured. Foreign exchange gains and losses resulting from the settlement of such transactions and from the translation at year-end exchange rates of monetary assets and liabilities denominated in foreign currencies are recognized in the statement of income.

(c)	Group companies

The results and financial position of all the Group entities (none of which has the currency of a hyperinflationary economy) that have a functional currency different from the presentation currency are translated into the presentation currency as follows:

•	Assets and liabilities for each statement of financial position presented are translated at the closing rate at the statement of financial position date;

•	Income and expenses for each statement of income are translated at average exchange rates (unless this average is not a reasonable approximation of the cumulative effect of the rates prevailing on the transaction dates, in which case income and expenses are translated at the dates of the transactions); and

•	All resulting exchange differences are recognized in other comprehensive income and as a separate component of equity into other reserve.

On consolidation, exchange differences arising from the translation of the net investment in foreign operations, and of borrowings and other currency instruments designated as hedges of such investments, are taken to shareholders’ equity. When a foreign operation is sold, such exchange differences are recognized in the statement of income as part of the gain or loss on disposal.

2.7	Property, Plant and Equipment

(a)	Construction-in-progress

Construction-in-progress (“CIP”) represents buildings, plant and equipment under construction and pending installation, and is stated at cost less accumulated impairment losses. Costs include construction and acquisition costs, and interest charges arising from borrowings used to finance the assets during the construction period. No provision for depreciation is made on CIP until such time as the assets are completed and ready for its intended use. When the asset being constructed becomes available for use, the CIP is transferred to the appropriate category of assets.

(b)	Property, plant and equipment

Property, plant and equipment held by the Group are stated at cost less accumulated depreciation and accumulated impairment losses, and are depreciated over their expected useful lives.

Property, plant and equipment comprise buildings, telecommunications equipment, leasehold improvements, office furniture, fixtures, motor vehicles and other equipment. The cost of an asset, except for those acquired in exchange for a non-monetary asset or assets, comprises its purchase price and any directly attributable costs of bringing the asset to its working condition and location for its intended use.

If an item of property, plant and equipment is acquired in exchange for another item of property, plant and equipment, the cost of such an item of property, plant and equipment is measured at fair value unless (i) the exchange transactions lacks commercial substance or (ii) the fair value of neither the asset received nor the asset given up is reliably measurable. If the acquired item is not measured at fair value, its cost is measured at the carrying amount of the asset given up.

Subsequent costs are included in the asset’s carrying amount or recognized as a separate asset, as appropriate, only when it is probable at the time the costs are incurred that future economic benefits associated with the item will flow to the Group, and the cost of the item can be measured reliably. The carrying amount of the replaced part is derecognized. All other repairs and maintenance are charged to the statement of income during the financial period in which they are incurred.

(c)	Depreciation

Depreciation on property, plant and equipment is calculated using the straight-line method to allocate their costs less their residual values over their estimated useful lives, as follows:

	Depreciable life	Residual rate
Buildings	10 - 30 years	3-5%
Telecommunications equipment	5 - 10 years	3-5%
Office furniture, fixtures, motor vehicles and other equipment	5 - 10 years	3-5%

Leasehold improvements are depreciated over the shorter of their estimated useful lives and the lease periods.

The assets’ residual values and useful lives are reviewed, and adjusted if appropriate, at each statement of financial position date.

An asset’s carrying amount is written down immediately to its recoverable amount if the asset’s carrying amount is greater than its estimated recoverable amount (Note 2.12).

(d)	Gain or loss on disposal of property, plant or equipment

Gains or losses on disposal of property, plant or equipment are determined by comparing the net sales proceeds with the carrying amounts, and are recognized in the statement of income.

2.8	Goodwill

Goodwill represents the excess of the cost of an acquisition over the fair value of the Group’s share of the net identifiable assets of the acquired subsidiaries at the date of acquisition. Goodwill is tested at least annually for impairment and carried at cost less accumulated impairment losses. Impairment losses on goodwill are not reversed. Gain or loss on the disposal of an entity includes the carrying amount of goodwill relating to the entity sold.

Goodwill is allocated to cash-generating units for the purpose of impairment testing. The allocation is made to those cash-generating units or groups of cash-generating units that are expected to benefit from the synergies of business combination in which the goodwill arose.

2.9	Lease Prepayments

Lease prepayments represent payments for land use rights. Lease prepayments for land use rights are stated at cost initially and expensed on a straight-line basis over the lease period.

2.10	Other Assets

Other assets mainly represent (i) computer software; (ii) prepaid rental for premises, leased lines and electricity cables; and (iii) capitalized direct incremental costs for activating broadband and Internet Protocol Television (“IPTV”) subscribers.

(i)	Acquired computer software licences are capitalized on the basis of the costs incurred to acquire and bring to use the specific software. These costs are amortized over their estimated useful lives on a straight-line basis.

(ii)	Long-term prepaid rental for premises, leased lines and electricity cables are amortized using a straight-line method over the lease period.

(iii)	Capitalized direct incremental costs for activating broadband and IPTV subscribers mainly include the costs of installing broadband and IPTV terminals at customer’s homes for the provision of broadband and IPTV services. Such costs are amortized over the expected service period.

2.11	Financial Assets

The Group classifies its financial assets into two measurement categories: those measured at amortized cost and those measured at fair value. The determination is made at initial recognition and the classification depends on the entity’s business model for managing its financial instruments and the contractual cash flow characteristics of the instrument.

Financial assets measured at amortized cost

Investments are classified under this category if they satisfy both of the following conditions:

•	The assets are held within a business model whose objective is to hold assets in order to collect contractual cash flows for managing liquidity and generating income on the investments, but not for the purpose of realizing fair value gains; and

•	The contractual terms of the financial assets give rise on specified dates to cash flows that are solely payments of principal and interest on the principal amount outstanding, with interest being the consideration for the time value of money and for the credit risk associated with the principal amount outstanding during a particular period of time.

Bank deposits, accounts receivable and other deposits are also classified under this category.

Financial assets under this category are carried at amortized cost using effective interest method less provision for impairment. Gains and losses arising from disposal, being the differences between the net sales proceeds and the carrying values, are recognized in the statement of income. Interest income is recognized in the statement of income using the effective interest method and disclosed as interest income.

Financial assets measured at fair value

Investments and other financial assets are classified under this category if they do not meet the conditions to be measured at amortized cost.

Financial assets under this category are equity investments carried at fair value. Gains and losses arising from changes in fair value are included in the statement of income or the statement of comprehensive income in cases where an irrevocable election is made by the Group to recognize changes in fair value of an equity investment measured at fair value through the statement of income or the statement of comprehensive income, in the period in which they arise. Upon disposal of the investments, the differences between the net sale proceeds and the carrying values are included in the statement of income or the statement of comprehensive income. Dividend income is recognized when the right to receive a dividend is established and is disclosed separately as dividend income.

Purchases and sales of financial assets are recognized on the trade date. Financial assets are derecognized when the rights to receive cash flows from the assets have expired or the Group has transferred substantially all the risks and rewards of ownership of the assets.

2.12	Impairment of Non-Financial Assets

Assets that have an indefinite useful life or are not yet available for use are not subject to amortization and are tested for impairment at each statement of financial position date. Assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. An impairment loss is recognized for the amount by which the asset’s carrying amount exceeds its recoverable amount. The recoverable amount is the higher of (i) an asset’s fair value less costs to sell and (ii) value in use. For the purposes of assessing impairment, assets are grouped at the lowest levels for which there are separately identifiable cash flows (cash-generating units). Assets other than goodwill that impairment losses were previously recognized are reviewed for possible reversal of the impairment at each reporting date.

2.13	Impairment of Financial Assets Carried at Amortized Costs

The Group assesses at the end of each reporting period whether there is objective evidence that a financial asset or group of financial assets measured at amortized cost is impaired. A financial asset or a group of financial assets is impaired and impairment losses are incurred only if there is objective evidence of impairment as a result of one or more events that occurred after the initial recognition of the asset (a “loss event”) and that loss event (or events) has an impact on the estimated future cash flows of the financial asset or group of financial assets that can be reliably estimated.

2.14	Inventories and Consumables

Inventories, which primarily comprise handsets, SIM/USIM cards and accessories, are stated at the lower of cost and net realizable value. Cost is based on the first-in-first-out method and comprises all costs of purchase and other costs incurred in bringing the inventories to their present location and condition. Net realizable value for all the inventories is determined on the basis of anticipated sales proceeds less estimated selling expenses.

Consumables consist of materials and supplies used in maintaining the Group’s telecommunications networks and are charged to the statement of income when brought into use. Consumables are stated at cost less any provision for obsolescence.

2.15	Accounts Receivable and Other Receivables

Accounts receivable and other receivables are recognized initially at fair value and subsequently measured at amortized cost using the effective interest method, less allowance for doubtful debts (see Note 2.13), except where the effect of discounting would be immaterial. In such cases, the receivables are stated at cost less allowance for doubtful debts.

Accounts receivable are amounts due from customers for services performed in the ordinary course of business. Other receivables are amounts due from the sales of mobile handsets and other operating activities. If collection of accounts receivable and other receivables is expected in one year or less (or in the normal operating cycle of the business if longer), they are classified as current assets. If not, they are presented as non-current assets.

2.16	Short-term Bank Deposits

Short-term bank deposits are cash invested in fixed-term deposits with original maturities ranging from more than 3 months to 1 year.

2.17	Cash and Cash Equivalents

Cash and cash equivalents include cash in hand, deposits held at call with banks and other short-term highly liquid investments with original maturities of 3 months or less.

2.18	Deferred Revenue and Advances from Customers

(a)	Deferred revenue

(i)	Government grants

Government grants are recognized in the statement of financial position initially when there is reasonable assurance that they will be received and that the Group will comply with the conditions attaching to them. Grants that compensate the Group for expenses incurred are recognized as income in profit or loss on a systematic basis in the same period in which the expenses are incurred. Grants that compensate the Group for the cost of an asset are recognized as deferred income consequently are effectively recognized in profit or loss over the useful life of the asset as other income.

(ii)	Subscriber points reward program

The fair value of providing telecommunications services and the subscriber points reward is allocated based on their relative fair values. The allocated portion of fair value for the subscriber points reward is recorded as deferred revenue when the rewards are granted and recognized as revenue when the points are redeemed or expired.

(b)	Advances from customers

Advances from customers are mainly amounts paid by customers for prepaid cards, other calling cards and prepaid service fees, which cover future telecommunications services. Advances from customers are stated at the amount of proceeds received less the amount already recognized as revenue upon the rendering of services.

2.19	Borrowings

Borrowings are recognized initially at fair value, net of transaction costs incurred. Borrowings are subsequently stated at amortized cost, any difference between the proceeds (net of transaction costs) and the redemption value is recognized in the statement of income over the period of the borrowings using the effective interest method.

Borrowings are classified as current liabilities unless the Group has an unconditional right to defer settlement of the liability for at least 12 months after the statement of financial position date.

2.20	Share Capital

Ordinary shares are classified as equity.

Incremental costs directly attributable to the issuance of new shares or options are shown in equity as a deduction, net of tax, from the proceeds.

Where any group company purchases the Company’s equity share capital (treasury shares), the consideration paid, including any directly attributable incremental costs (net of tax) is deducted from equity attributable to equity shareholders of the Company and no gain or loss shall be recognized in the statement of income.

2.21	Employee Benefits

(a)	Retirement benefits

The Group participates in defined contribution pension schemes. For defined contribution plans, the Group pays contributions to publicly or privately administered pension insurance plans on a mandatory, contractual or voluntary basis. The contributions are recognized as employee benefit expenses when they are due. Prepaid contributions are recognized as an asset to the extent that a reduction in the future payments is available.

(b)	Medical insurance

The Group’s contributions to basic and supplementary medical insurances are expensed as incurred. The Group has no further payment obligations once the contributions have been paid.

(c)	Housing benefits

One-off cash housing subsidies paid to PRC employees are charged to the statement of income in the year in which it is determined that the payment of such subsidies is probable and the amounts can be reasonably estimated.

The Group’s contributions to the housing fund, special monetary housing benefits and other housing benefits are expensed as incurred. The Group has no further payment obligations once the contributions have been paid.

(d)	Supplementary benefits

In addition to participating in local governmental defined contribution social insurance, subsidiaries of the Group also provide other post retirement supplementary benefits to their employees, including supplementary pension allowance, reimbursement of medical expenses and supplementary medical insurance. These post retirement supplementary benefits are accounted as defined benefit plan. The present value of the defined benefit obligation is included in non-current other obligations and salary and welfare payables (current portion). The liability is remeasured with sufficient regularity and the movement of the remeasurement is recognized in other comprehensive income, which is not allowed to reverse to profit and loss in subsequent period. As of December 31, 2017, the amount of the liability was RMB68 million (2016: RMB75 million).

(e)	Share-based compensation costs

The Group operates an equity-settled, share-based compensation plan. The fair value of the employee services received in exchange for the grant of the share options is recognized as an expense. The total amount to be expensed over the vesting period is determined by reference to the fair value of the share options granted at the grant date excluding the impact of any non-market vesting conditions (for example, revenue and profit targets) and is not subsequently remeasured. However, non-market vesting conditions are considered in determining the number of options that are expected to vest. At each statement of financial position date, the Group revises its estimates of the number of share options that are expected to vest. The Group recognizes the impact of the revision of original estimates, if any, in the statement of income of the period in which the revision occurs, with a corresponding adjustment to equity.

The equity amount is recognized in the employee share-based compensation reserve until either the option is exercised (when it is included in the amount recognized in share capital for the shares issued) or the option expires (when it is released directly to retained profits).

2.22	Accounts Payable

Accounts payable are obligations to pay for goods or services that have been acquired in the ordinary course of business from suppliers. Accounts payable are classified as current liabilities if payment is due within one year or less (or in the normal operating cycle of the business if longer). If not, they are presented as non-current liabilities.

Accounts payable are recognized initially at fair value and subsequently measured at amortized cost using the effective interest method.

2.23	Provisions

Provisions are recognized when the Group has present legal or constructive obligations as a result of past events, it is probable that an outflow of resources will be required to settle the obligation, and the amount has been reliably estimated. Where there are a number of similar obligations, the likelihood that an outflow will be required in settlement is determined by considering the class of obligations as a whole. A provision is recognized even if the likelihood of an outflow with respect to any one item included in the same class of obligations may be small.

Provisions are measured at the present value of the pre-tax amount of expenditures expected to be required to settle the obligation that reflects current market assessments of the time value of money and the risks specific to the obligation. The increase in the provision due to passage of time is recognized as interest expense.

2.24	Revenue Recognition

Revenue comprises the fair value of the consideration received or receivable for the services and sales of goods or telecommunications products in the ordinary course of the Group’s activities.

The Group recognizes revenue when the amount of revenue can be reliably measured, it is probable that future economic benefits will flow to the entity and specific criteria have been met for each of the Group’s activities as described below. The Group bases its estimates on historical results, taking into consideration of the type of customer, the type of transaction and the specifics of each arrangement.

Sales of services and goods

•	Voice usage and monthly fees are recognized when the services are rendered;

•	Revenue from the provision of broadband and mobile data services are recognized when the services are provided to customers;

•	Data and internet application service revenue, which mainly represent revenue from the provision of data storage and application, information communications technology and other internet related services, are recognized when services are rendered;

•	Other value-added services revenue, which mainly represents revenue from the provision of services such as short message, cool ringtone, personalized ring, caller number display and secretarial services to subscribers etc., are recognized when services are rendered;

•	Interconnection fees represent revenue received or receivable from other domestic and foreign telecommunications operators for the use of the Group’s telecommunications network, is recognized when service is rendered;

•	Revenue from leased lines and associated services, which mainly represent income from offering lines and customer-end equipment to customers for usage and related services, are recognized on a straight-line basis over the respective lease and service period;

•	Standalone sales of telecommunications products, which mainly represent handsets and accessories, are recognized when title has been passed to the buyers;

•	The Group offers preferential packages to the customers which include the bundle sale of mobile handset and provision of service. The total contract consideration of such preferential packages is allocated to service revenue and sales of handsets based on their relative fair values. Revenue relating to the sale of the handset is recognized when the title is passed to the customer whereas service revenue is recognized based upon the actual usage of the telecommunications service. The cost of the mobile handset is expensed immediately to the statement of income upon revenue recognition.

2.25	Interest income

Interest income from deposits in banks or other financial institutions is recognized on a time proportion basis, using the effective interest method.

2.26	Dividend income

Dividend income is recognized when the right to receive payment is established.

2.27	Leases (as the lessee)

(a)	Operating lease

Leases in which a significant portion of the risks and rewards of ownership are retained by the lessor are classified as operating leases. Payments made under operating leases (net of any incentives received from the lessor), including long-term prepayment for land use rights, are expensed in the statement of income on a straight-line basis over the period of the lease.

(b)	Finance lease

Leases of assets where the Group has substantially all the risks and rewards of ownership are classified as finance leases. Finance leases are capitalized at the commencement of the lease at the lower of the fair value of the leased assets and the present value of the minimum lease payments. The corresponding liabilities, net of finance charges, are recorded as obligations under finance leases. The interest element implicit in the lease payment is recognized in the statement of income over the lease period so as to produce a constant periodic rate of interest on the remaining balance of the liability for each period.

(c)	Sale and leaseback

Under certain circumstances, the Group may enter into sale and leaseback arrangements whereby it sells certain assets and leases back a portion of those assets. The Group reviews the substance of each of these transactions to determine whether the leaseback is a finance lease or an operating lease. Where it is determined that the leaseback is an operating lease and (i) the Group does not maintain or maintains only minor continuing involvement in these assets, other than the required lease payments and (ii) these transactions are established at fair value, the gain or loss on sale is recognized in the statement of income immediately subject to any elimination of such gain or loss in accordance with Note 2.4 above. Any gain or loss on a sale and finance leaseback transaction is deferred and amortized over the term of the lease.

2.28	Borrowing Costs

Borrowing costs are expensed as incurred, except for interest directly attributable to the acquisition, construction or production of an asset that necessarily takes a substantial period of time to get ready for its intended use, in which case they are capitalized as part of the cost of that asset. Capitalization of borrowing costs commences when expenditures for the asset and borrowing costs are being incurred and the activities to prepare the asset for its intended use are in progress. Borrowing costs are capitalized up to the date when the project is completed and ready for its intended use.

To the extent that funds are borrowed specifically for the purpose of obtaining a qualifying asset, the amount of borrowing costs eligible for capitalization is determined at the actual borrowing costs incurred on that borrowing during the period less any investment income on the temporary investment of those borrowings.

To the extent that funds are borrowed generally and used for the purpose of obtaining a qualifying asset, the amount of borrowing costs eligible for capitalization is determined by applying a capitalization rate to the expenditures on that asset. The capitalization rate is the weighted average of the borrowing costs applicable to the borrowings of the Group that are outstanding during the period, other than borrowings made specifically for the purpose of obtaining a qualifying asset. The amount of borrowing costs capitalized during a period should not exceed the amount of borrowing cost incurred during that period. Other borrowing costs are recognized as expenses when incurred.

2.29	Taxation

(a)	Current income tax

The current income tax charge is calculated on the basis of the tax laws enacted or substantially enacted at the statement of financial position date in the countries where the Company and its subsidiaries operate and generate taxable income. Management periodically evaluates positions taken in tax returns with respect to situations in which applicable tax regulation is subject to interpretation and establishes provisions where appropriate on the basis of the amount expected to be paid to the tax authorities.

(b)	Deferred income tax

Deferred tax assets and liabilities arise from deductible and taxable temporary differences respectively, being the differences between the carrying amounts of assets and liabilities for financial reporting purposes and their tax bases. Deferred tax assets also arise from unused tax losses and unused tax credits.

Apart from certain limited exceptions, all deferred tax liabilities, and all deferred tax assets to the extent that it is probable that future taxable profits will be available against which the asset can be utilized, are recognized. Future taxable profits that may support the recognition of deferred tax assets arising from deductible temporary differences include those that will arise from the reversal of existing taxable temporary differences, provided those differences relate to the same taxation authority and the same taxable entity, and are expected to reverse either in the same period as the expected reversal of the deductible temporary difference or in periods into which a tax loss arising from the deferred tax asset can be carried back or forward. The same criteria are adopted when determining whether existing taxable temporary differences support the recognition of deferred tax assets arising from unused tax losses and credits, that is, those differences are taken into account if they relate to the same taxation authority and the same taxable entity, and are expected to reverse in a period, or periods, in which the tax loss or credit can be utilized.

The limited exceptions to recognition of deferred tax assets and liabilities are those temporary differences arising from goodwill not deductible for tax purposes, the initial recognition of assets or liabilities that affect neither accounting nor taxable profit (provided they are not part of a business combination), and temporary differences relating to investments in subsidiaries to the extent that, in the case of taxable differences, the Group controls the timing of the reversal and it is probable that the differences will not reverse in the foreseeable future, or in the case of deductible differences, unless it is probable that they will reverse in the future.

The carrying amount of a deferred tax asset is reviewed at the end of each reporting period and is reduced to the extent that it is no longer probable that sufficient taxable profits will be available to allow the related tax benefit to be utilized. Any such reduction is reversed to the extent that it becomes probable that sufficient taxable profits will be available.

2.30	Dividend Distribution

Dividend distribution to the Company’s shareholders is recognized as a liability in the Company’s financial statements in the period in which the dividends are approved by the Company’s shareholders.

2.31	Contingent Liabilities and Contingent Assets

A contingent liability is a possible obligation that arises from past events and whose existence will only be confirmed by the occurrence or non-occurrence of one or more uncertain future events not wholly within the control of the Group. It can also be a present obligation arising from past events that is not recognized because it is not probable that outflow of economic resources will be required or the amount of obligation cannot be measured reliably.

A contingent liability is not recognized but is disclosed in the notes to the financial statements. When a change in the probability of an outflow of economic resources occurs so that outflow is probable, the liability will then be recognized as a provision.

A contingent asset is a possible asset that arises from past events and whose existence will be confirmed only by the occurrence or non-occurrence of one or more uncertain future events not wholly within the control of the Group.

A contingent asset is not recognized but is disclosed in the notes to the financial statements when an inflow of economic benefits is probable. When an inflow is virtually certain, an asset is recognized.

2.32	Earnings per Share

Basic earnings per share is computed by dividing the income attributable to equity shareholders of the Company by the weighted average number of ordinary shares outstanding during the year.

Diluted earnings per share is computed by dividing the income attributable to equity shareholders of the Company by the weighted average number of ordinary shares outstanding during the year, after adjusting for the effects of the dilutive potential ordinary shares.

2.33	Related parties

(a)	A person, or a close member of that person’s family, is related to the Group if that person:

(i)	has control or joint control over the Group;

(ii)	has significant influence over the Group; or

(iii)	is a member of the key management personnel of the Group or the Group’s parent.

(b)	An entity is related to the Group if any of the following conditions applies:

(i)	The entity and the Group are members of the same group (which means that each parent, subsidiary and fellow subsidiary is related to the others);

(ii)	One entity is an associate or joint venture of the other entity (or an associate or joint venture of a member of a group of which the other entity is a member);

(iii)	Both entities are joint ventures of the same third party;

(iv)	One entity is a joint venture of a third entity and the other entity is an associate of the third entity;

(v)	The entity is a post-employment benefit plan for the benefit of employees of either the Group or an entity related to the Group;

(vi)	The entity is controlled or jointly controlled by a person identified in (a); or

(vii)	A person identified in (a)(i) has significant influence over the entity or is a member of the key management personnel of the entity (or of a parent of the entity).

Close members of the family of a person are those family members who may be expected to influence, or be influenced by, that person in their dealings with the entity.